Exhibit 77Q1(e) to ACGF 01.31.2010 NSAR

1.  Management Agreement effective August 1, 2009 between
American Century Growth Funds, Inc. and American Century
Investment Management, Inc., Filed as Exhibit d to Form
485B Post-Effective Amendment No. 4 to the Registrant's
Registration Statement filed on Form N-1A 9/18/09,
and incorporated herein by reference.